SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant    [_]

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[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIMAGE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Rimage Corporation
7725 Washington Avenue South
Minneapolis, Minnesota 55439
(952) 944-8144

_________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 19, 2004
_________________

TO THE SHAREHOLDERS OF
RIMAGE CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rimage Corporation, a Minnesota corporation, will be held on Wednesday, May 19, 2004, at 3:30 p.m. (Minneapolis time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, for the following purposes:

1.	To elect seven (7) directors of the Company to serve until the next Annual Meeting of the Shareholders or until their respective successors have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only holders of record of Rimage Corporation’s common stock at the close of business on April 9, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

        Each of you is invited to attend the Annual Meeting in person. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

By Order of the Board of Directors

Bernard P. Aldrich
President and Chief Executive Officer

April 15, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Rimage Corporation
7725 Washington Avenue South
Minneapolis, Minnesota 55439
(952) 944-8144

_________________

PROXY STATEMENT
_________________

SOLICITATION OF PROXIES

        The accompanying Proxy is solicited on behalf of the Board of Directors of Rimage Corporation (the “Company” or “Rimage”) for use at the Annual Meeting of Shareholders to be held on May 19, 2004, at 3:30 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and at any adjournments thereof (the “Meeting”). The mailing of this proxy statement to shareholders of the Company commenced on or about April 15, 2004.

Cost and Method of Solicitation

        This solicitation of proxies to be voted at the Meeting is being made by the Board of Directors of the Company. The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Voting

        The total number of shares outstanding and entitled to vote at the Meeting as of April 9, 2004 consisted of 9,267,982 shares of common stock, $.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on April 9, 2004 will be entitled to vote at the Meeting.

        All shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible (or follow instructions to grant a proxy to vote by means of telephone) in order to ensure your representation at the Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must bring to the Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

        If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and “FOR” the other proposals.

Quorum and Voting Requirements

        A quorum, consisting of a majority of the shares of common stock entitled to vote at the Meeting, must be present, in person or by proxy, before action may be taken at the Meeting.

        Each director nominee will be elected, and each other proposal will be approved, by the affirmative vote of the holders of a majority of shares of common stock present at the Meeting, either in person or by proxy, and entitled to vote.

        You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on any other proposal. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director. If you abstain from voting on any of the other proposals, it has the same effect as a vote against the proposal.

        If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a broker non-vote). Shares held by brokers who do not have discretionary authority to vote on an particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining a quorum at the Meeting.

        So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. In the event that any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

Revoking a Proxy

        You may change your vote and revoke your proxy at any time before it is voted by:

  Sending a written statement to that effect to the Secretary of the Company;
  Submitting a properly signed proxy card with a later date; or
  Voting in person at the Meeting.

        All shares represented by valid, unrevoked proxies will be voted at the Meeting and any adjournment(s) or postponement(s) thereof. The Company’s principal offices are located at 7725 Washington Avenue South, Minneapolis, Minnesota 55439, and its telephone number is (952) 944-8144.

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

        The following table sets forth certain information as of April 9, 2004 with respect to the Company’s common stock beneficially owned by (i) each director and each nominee for director, (ii) each person known to the Company to beneficially own more than five percent of the Company’s common stock, (iii) each executive officer named in the Summary Compensation Table (the “Named Executive Officers”), and (iv) all executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Outstanding
Royce & Associates, LLC(2)	958,050	10.3%
1414 Avenue of the Americas
New York, NY 10019
Richard F. McNamara(3)	845,625	9.0%
7808 Creekridge Circle
Minneapolis, MN 55439
Kern Capital Management LLC(4)	633,000	6.8%
114 West 47th Street, Suite 1926
New York, NY 10036
Bernard P. Aldrich(5)(6)(7)	250,283	2.6%
James L. Reissner(5)	173,349	1.8%
David J. Suden(5)(7)(8)	168,148	1.8%
Steven M. Quist(5)	30,000	*
Thomas F. Madison(5)	15,000	*
Larry M. Benveniste(5)	5,000	*
Philip D. Hotchkiss(5)	5,000	*
Manuel M. Almeida(7)	8,334	*
Kenneth J. Klinck(7)	94,789	1.0%
Konrad Rotermund(7)	37,501	*
All executive officers and directors as
a group (11 persons)	832,105	8.4%

_________________
*	Less than one percent
(1)

Includes shares which could be purchased within 60 days upon the exercise of the following stock options: Mr. Aldrich, 199,793 shares; Mr. Suden, 94,126 shares; Mr. Reissner, 155,000 shares; Mr. Quist, 30,000 shares; Mr. Madison, 15,000; Mr. Benveniste, 5,000 shares; Mr. Hotchkiss, 5,000 shares; Mr. Almeida, 8,334 shares; Mr. Klinck, 91,251 shares; Mr. Rotermund, 37,501 shares; and all directors and executive officers as a group, 682,826 shares.

(2)	Based on Amendment No. 1 to Schedule 13G filed March 8, 2004.
(3)

Based upon Amendment No. 10 to Schedule 13G filed February 17, 2004 that states that Mr. McNamara holds 163,750 shares issuable upon exercise of stock options exercisable within 60 days of December 31, 2003, and 294,250 shares held by a charitable foundation for which Mr. McNamara serves as a trustee and with respect to which he disclaims beneficial ownership.

(4)	Based on Amendment No. 5 to Schedule 13G filed February 13, 2004.
(5)

Serves as a director of the Company and is currently nominated for election as a director. (6) Includes 475 shares held by spouse and 1,800 shares held as custodian for minor children. (7) Serves as an executive officer of the Company.

(8)	Includes 74,022 shares owned jointly with spouse.

PROPOSAL 1:
ELECTION OF DIRECTORS

        Pursuant to its bylaws, the Company has set the number of Directors at seven. Therefore, seven directors will be elected at the Meeting to serve until the next Annual Meeting of Shareholders or until their successors have been elected and shall qualify. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Directors has nominated for election the seven persons named below. Each nominee is currently a director of the Company. With the exception of Mr. Hotchkiss, all nominees were elected by the shareholders at the Company’s 2003 Annual Meeting.

        The persons named in the accompanying proxy intend to vote the proxies held by them in favor of the nominees named below as directors, unless otherwise directed. Should any nominee for director become unable to serve as a director for any reason, the proxies have indicated they will vote for such other nominee as the Board of Directors may propose. The Board of Directors has no reason to believe that any candidate will be unable to serve if elected and each has consented to being named a nominee.

        Set forth below is biographical and other information with respect to each nominee as of April 9, 2004:

Name and Age	Principal Occupation and Business Experience for Past Five Years	Director Since
Bernard P. Aldrich Age 54	Chief Executive Officer, President and a director of Rimage since December 1996. President from January 1995 to December 1996 of several manufacturing companies controlled by Activar, Inc. including Eiler Spring, Comfort Ride and Bending Technologies. Director of Apogee Enterprises, Inc.	1996

James L. Reissner Age 64	President of Activar, Inc. since January 1996 and Chief Financial Officer of Activar from 1992 until becoming President. Acted in various management and financial management capacities during the past twenty years, including Managing Director of the Minnesota Region of First Bank Systems, Inc., until 1990. Director of Intek, Inc., Winland, Inc. and Magstar Technologies, Inc.	1998

David J. Suden	Chief Technology Officer of Rimage since December 1996 and a	1995
Age 57	director since September 1995; President of Rimage from October 1994 through November 1996; Vice President-Development and Operations of Rimage from February 1991 to October 1994.

Steven M. Quist Age 58	Principal of Blackmore Peak Partners, a management consulting firm since 2003. President and Chief Executive Officer of CyberOptics Corporation, February 1998 until January 2003. Director of CyberOptics Corporation since June 1991. President of Rosemount Inc., a subsidiary of Emerson Electric Co., 1992 until 1998. Director of Data I/O Corporation.	2000

Thomas F. Madison Age 68	President and Chief Executive Officer of MLM Partners, a consulting and small business investment company since January 1993; Chairman of Communications Holdings, Inc. from December 1996 to March 1999; Chairman of AetherWorks, Inc. from August 1999 to 2000; Vice Chairman and Chief Executive Officer of Minnesota Mutual Life Insurance Company from February 1994 to September 1994. Director of Valmont Industries Inc., CenterPoint Energy, Inc., Digital River, Inc., Span Link Communications and Delaware Group of Funds. Director of Banner Health System since 2002 and its Chairman since September 2003.	2001

Name and Age	Principal Occupation and Business Experience for Past Five Years	Director Since
Larry M. Benveniste	Dean of Carlson School of Management at the University of Minnesota	2003
Age 53	since December 2001. Carlson School of Management Associate Dean for Faculty and Research from 2000 to 2001, Chair of Finance Department of Carlson School of Management from 1999 to 2000. US Bancorp Professor of Finance from 1996 to 1999.

Philip D. Hotchkiss	Dean of Carlson School of Management at the University of Minnesota	2003
Age 35	In 1995 founded and was then Chairman and CEO of BigCharts, Inc. which was subsequently acquired by CBS MarketWatch.com, Inc. in 1999. Served as President of CBS MarketWatch.com, Inc. and served on its board of directors from 1999 to 2000. Since 2003, President and Chief Executive Officer and director of Talkingpoint Inc.

        The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

Voting Required

        The affirmative vote of the holders of a majority of the shares of common stock represented at the Meeting and entitled to vote is necessary for election of the nominees to the Board of Directors described above.

THE BOARD OF DIRECTORS RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR
THE ELECTION OF EACH NOMINEE

_________________

CORPORATE GOVERNANCE

Board Attendance at Meetings

        During calendar year 2003, the Board of Directors met seven times. Each nominee for director attended at least 75% of the meetings of the Board and committees on which he served during 2003.

        The Company does not have a formal policy on attendance at meetings of the Company’s shareholders. However, the Company encourages all Board members to attend all meetings, including the Annual Meeting of Shareholders. Five of the six directors then serving attended the 2003 Annual Meeting of Shareholders.

Description of Committees of the Board of Directors

        The Board of Directors has established a Compensation Committee, an Audit Committee and a Governance Committee. The composition and function of these committees are set forth below.

        Compensation Committee.   The Compensation Committee operates under a written charter and reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior management of the Company. Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs, including succession plans for executive officers. The Compensation Committee annually reviews and approves corporate goals and objectives for the chief executive officer’s compensation and evaluates the chief executive officer’s performance in light of those goals and objectives. The Compensation Committee also administers the Company’s 1992 Stock Option Plan. The current members of the Compensation Committee are Messrs. Steven M. Quist (Chair), James L. Reissner and Lawrence M. Benveniste. During 2003, the Compensation Committee met six times.

        Governance Committee.   The Governance Committee operates under a written charter and is charged with the responsibility of identifying, evaluating and approving qualified candidates to serve as directors of the Company, ensuring that the Company’s board and governance policies are appropriately structured, developing and recommending a set of corporate governance guidelines, overseeing Board orientation, training and evaluation, and establishing an evaluation process for the Chief Executive Officer. The current members of the Governance Committee are Thomas F. Madison (Chair), Philip D. Hotchkiss and Steven M. Quist. During 2003, the Governance Committee met three times.

        The charter of the Governance Committee requires that this Committee consist of no fewer than two board members who satisfy the “independence” requirements of the Nasdaq Stock Market. Each member of the Company’s Governance Committee meets these requirements. A copy of the current charter of the Governance Committee is attached to this proxy statement as Appendix A and is available in the “Investor Relations” section of the Company’s website at http://www.rimage.com.

        Audit Committee.   The Audit Committee assists the board by reviewing the integrity of the Company’s financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by the Company with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor.

        The Audit Committee operates under a written charter adopted by the Board of Directors on May 10, 2000 and most recently amended on February 16, 2004. A copy of the current charter of the Audit Committee is attached to this proxy statement as Appendix B. The Company’s Audit Committee presently consists of four directors: James Reissner (Chair), Lawrence M. Benveniste, Philip D. Hotchkiss and Thomas F. Madison. During 2003, the Audit Committee met nine times.

        The Board of Directors has determined that all members of the Audit Committee are “independent” directors under the rules of the Nasdaq Stock Market and the rules of the Securities and Exchange Commission. The Company’s Board of Directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, the Board of Directors has determined that each of Messrs. Reissner, Benveniste and Madison meet the Securities and Exchange Commission definition of an “audit committee financial expert.” A report of the Audit Committee is set forth below.

Director Nominations

        The Governance Committee will consider candidates for board membership suggested by its members, other board members, as well as management and shareholders. Shareholders who wish to recommend a prospective nominee should follow the procedures set forth in Section 3.14 of the Company’s Amended and Restated Bylaws as described in the section of this Proxy Statement entitled “Shareholder Proposals for Nominees.”

        Criteria for Nomination to the Board. The Governance Committee is responsible for identifying, evaluating and approving qualified candidates for nomination as directors. The Committee has not adopted minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, as the Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of the Company and the Board of Directors. The Governance Committee evaluates each prospective nominee against the standards and qualifications set out in the Company’s Governance Guidelines, including:

  Background, including demonstrated high personal and professional ethics and integrity; and the ability to exercise good business judgment and enhance the Board’s ability to manage and direct the affairs and business of the Company;
  Commitment, including the willingness to devote adequate time to the work of the Board and its committees, and the ability to represent the interests of all shareholders and not a particular interest group;

  Board skills needs, in the context of the existing makeup of the Board, and the candidate’s qualification as independent and qualification to serve on Board committees;
  Diversity, in terms of knowledge, experience, skills, expertise, and other characteristics that contribute to the Board's diversity; and
  Business experience, which should reflect a broad experience at the policy-making level in business, government and/or education.

        The Committee also considers such other relevant factors as it deems appropriate. The Governance Committee will consider persons recommended by the shareholders using the same standards used for other nominees.

        Process for Identifying and Evaluating Nominees.   The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Governance Committee deems appropriate, a third-party search firm. The Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualifications and checking the candidates’ references. One or more Governance Committee members will interview the prospective nominees in person or by telephone. After completing the evaluation, the Governance Committee makes a recommendation to the full Board of the nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

        Board Nominees for the 2004 Annual Meeting.   The nominees for this 2004 Meeting were selected by the Governance Committee in February 2004. With the exception of Mr. Hotchkiss, all nominees were elected by shareholders at the Company’s 2003 Annual Meeting. Mr. Hotchkiss was recommended to the Governance Committee as a nominee by Mr. Aldrich, the Company’s Chief Executive Officer and a director, Mr. Suden, the Company’s Chief Technology Officer and a director, and Mr. Madison, a director. The Company has not engaged a third-party search firm to assist it in identifying potential director candidates, but the Governance Committee may choose to do so in the future.

        Shareholder Proposals for Nominees. The Governance Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Governance Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name and record address of the shareholder and of the beneficial owner, if any, on whose behalf the nomination will be made, and (c) the class and number of shares of the corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made. As to each person the shareholder proposes to nominate, the written notice must also state: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person and (c) the class and number of shares of the corporation’s capital stock beneficially owned by the person. To be considered, the written notice must be submitted in the time frame described in the Bylaws of the Company and in the section of this Proxy Statement entitled “Shareholder Proposals for 2005 Annual Meeting” below.

Communications with Directors

        Shareholders may communicate with members of the Board by sending an e-mail to chair.director@rimage.com or by directing the communication in care of the Governance Committee Chair c/o Corporate Secretary, at the address set forth on the front page of this Proxy Statement. All communications will be received and processes by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication.

CODE OF ETHICS

        The Company has adopted a code of ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is included in the Company’s Code of Ethics and Business Conduct which is publicly available in the “Investor Relations” section of our website at http://www.rimage.com.

EXECUTIVE COMPENSATION

        Set forth below is biographical and other information on our executive officers. Information about Mr. Bernard P. Aldrich, the Company’s President and Chief Executive Officer, and Mr. David J. Suden, the Company’s Chief Technology Officer, may be found in this Proxy Statement under the heading “Election of Directors.”

Kenneth J. Klinck, 56, started with the Company in June 1997 and has been Vice President, Sales and Marketing of the Company since September 1997 until becoming Executive Vice President, Sales on January 1, 2002. For the thirty-one years prior to joining the Company, Mr. Klinck was with Advance Machine Company, as Vice President of International Operations since October 1992, and prior to that time as President of Advance Machine’s European Operations.

Robert M. Wolf, 35, started with the Company in September 1997 and has been Treasurer of the Company since January 2000 and Chief Financial Officer since February 2003. From March 1995 until joining the Company, Mr. Wolf was a CPA and audit manager with Deloitte & Touche LLP. From December 1991 until March 1995, Mr. Wolf was a CPA with House, Nezerka & Froelich PA.

Manuel M. Almeida, 46, started with the Company in September 2003 as Executive Vice President. For the twenty-three years prior to joining the Company, Mr. Almeida was with Fuji Photo Film USA, most recently serving as its Vice President & General Manager Commercial Imaging Division from June 1999 to September 2003. During his twenty-three year tenure, Mr. Almeida also served as Fuji’s Vice President & General Manager Digital Imaging, Vice President Consumer Marketing and Vice President Digital Imaging Sales.

Konrad Rotermund, 56, started with the Company in July 1992 as the Vice President, European Operations. From 1983 until joining the Company, Mr. Rotermund was the managing director of Inverdata Electronics GmbH.

Summary Compensation Table

        The following table sets forth the cash and non-cash compensation for each of the past three fiscal years earned by the Chief Executive Officer and by the four other most highly compensated executive officers of the Company whose salary and bonus earned for fiscal year 2003 exceeded $100,000 (the “Named Executive Officers”).

						Long-Term Compensation
	Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary		Bonus	Other Annual Compen- sation	Restricted Stock Awards	Options	LTIP Payouts	All Other Compen- sation(2)

Bernard P. Aldrich	2003	$240,462		$145,580	$21,000	—	20,000	—	$7,000
Chief Executive Officer	2002	221,000		125,655	14,500	—	—	—	6,000
and President	2001	220,712		110,620	17,500	—	20,000	—	5,250

David J. Suden	2003	210,731		125,580	21,000	—	20,000	—	6,741
Chief Technology Officer	2002	201,000		125,639	14,500	—	—	—	6,000
	2001	200,712		110,604	15,000	—	20,000	—	5,250

Manuel M. Almeida	2003	47,538	(3)	37,500	—	—	25,000	—	7,000
Executive Vice President	2002	—		—	—	—	—	—	—
	2001	—		—	—	—	—	—	—

Kenneth J. Klinck	2003	213,461		40,580	—	—	10,000	—	6,000
Executive Vice
President,	2002	208,231		40,000	—	—	—	—	5,500
Sales	2001	177,825		35,573	—	—	10,000	—	5,250

Konrad Rotermund	2003	176,510		79,800	—	—	10,000	—	—
Vice President, European	2002	137,301		62,064	—	—	—	—	—
Operations	2001	128,581		61,410	—	—	10,000	—	—

_________________
(1)	Represents directors’ fees.

(2)	Represents the Company’s matching contributions under its 401(k) retirement savings plan.
(3)	Mr. Almeida began serving as the Company’s Executive Vice President effective as of September 29, 2003 and compensation reflects this partial year of service.

Stock Options

        The following table contains information concerning the grant of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003:

OPTION GRANTS IN FISCAL YEAR 2003

Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
					5%	10%

Bernard P. Aldrich	20,000	11.3	8.57	2/12/2013	$107,800	$273,200

David J. Suden	20,000	11.3	8.57	2/12/2013	107,800	273,200

Manuel M. Almeida	25,000	14.1	12.51	9/29/2013	196,750	498,500

Kenneth J. Klinck	10,000	5.6	8.57	2/12/2013	53,900	136,600

Konrad Rotermund	10,000	5.6	8.57	2/12/2013	53,900	136,600

_________________
(1)

These amounts represent the realizable value of the subject options ten years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company’s common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

        The following table provides information with respect to stock options held at December 31, 2003 by the Named Executive Officers.

Aggregated Option Exercises in Fiscal
Year 2003 and Year-end Option Values

Name	Shares Acquired On Exercise	Value Realized(1)	Number of Unexercised Options At Year-end(#) Exercisable/unexercisable		Value of Unexercised In-the-money Options At Year-end($)(2) Exercisable/unexercisable

Bernard P. Aldrich	25,000	$362,750	224,792	13,333	$2,761,569	$96,931
David J. Suden	25,000	298,583	79,792	13,333	671,435	96,931
Manuel M. Almeida	—	—	8,334	16,666	27,752	55,498
Kenneth J. Klinck	—	—	94,584	6,666	1,124,889	48,461
Konrad Rotermund	—	—	38,334	6,666	328,889	48,461

_________________
(1)	Represents the difference between the option exercise price and the closing price of the Company's common stock as reported by Nasdaq on the date of exercise.
(2)	Based on the difference between the December 31, 2003 closing price of $15.84 per share as reported on The Nasdaq Stock Market and the exercise price of the options.

Retirement Savings Plan

        Rimage adopted a profit sharing and savings plan in 1991 under Section 401(k) of the Internal Revenue Code, which allows employees to contribute the lesser of (i) up to 70% of their pre-tax income to the 401(k) Plan or (ii) $12,000 ($14,000 if age 50 years or older). The 401(k) Plan includes a discretionary matching contribution by the Company. These discretionary contributions by the Company totaled $191,086, $171,290 and $167,715 in 2003, 2002 and 2001, respectively.

Directors’ Fees

        Non-employee directors currently receive an annual retainer of $18,000. In addition, the Non-Executive Chairman receives an additional annual retainer of $12,000. Non-employee directors also receive $1,500 for each meeting of the Board of Directors that they attend in person and $1,000 for each telephonic meeting that they attend. The chair of each committee of the Board of Directors also receives an additional $500 per committee meeting attended.

        Additionally, under the Company’s Amended and Restated 1992 Stock Option Plan (the “Plan”), each non-employee director of the Company receives a non-qualified option to purchase 5,000 shares of common stock, or such other number of shares, not to exceed 15,000 shares, as determined from time to time by the Compensation Committee, at each Annual Meeting of Shareholders at which such director is elected or re-elected. The exercise price of all options automatically granted to non-employee directors under the Plan is equal to the fair market value of the Company's common stock on the date of such annual meeting. All options automatically granted to non-employee directors under the Plan are fully exercisable six months from the date of grant. Options under the Plan are not transferable. An option granted to a non-employee director under the Plan expires at the earlier of (a) ten years from the date of grant or, (b) if the optionee ceases to be a director due to willful misconduct, as of the date of misconduct.

        At the 2003 Annual Meeting of Shareholders held on May 21, 2003, Messrs. Madison, Quist, Reissner and Benveniste, the non-employee directors elected or re-elected at that meeting, each received an option to purchase 5,000 shares of the Company’s common stock under the Plan. Additionally, Mr. Hotchkiss received an option to purchase 5,000 shares of the Company’s common stock upon his appointment to the Board of Directors on June 1, 2003. In April 2004, the Compensation Committee increased the number of shares underlying the option automatically granted to non-employee directors from 5,000 shares to 7,500 shares. Therefore, non-employee directors elected or re-elected at this 2004 Annual Meeting of shareholders will receive an automatic grant of an option to purchase 7,500 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Rimage leases approximately 43,000 square feet of office, manufacturing and warehouse space from 7725 Washington Avenue Corporation, pursuant to a lease dated September 1998. One of the Company's principal shareholders and a former director, Richard F. McNamara, and Mr. Ronald Fletcher, a former director of the Company, are the only two shareholders in 7725 Washington Avenue Corporation. Beginning January 1, 2004, the lease for this facility is month-to-month and rent is approximately $42,000 per month, including a pro rata share of operating costs.

REPORT OF THE COMPENSATION COMMITTEE

        This is a report of the Compensation Committee of the Board of Directors of the Company, which is comprised of Mr. Quist (Chair), Mr. Reissner and Mr. Benveniste, each of whom is a non-employee director. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

        The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

        The Company's policy with respect to the compensation of executive officers is based upon the following principles: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Compensation Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer’s performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Compensation Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

        During 2003, salaries of executive officers, including the Company’s Chief Executive Officer, were set at levels that the Committee believes approximate the salaries of similarly situated individuals at comparable companies. Mr. Aldrich’s base salary was $240,462 in 2003 and $221,000 in 2002.

        Executive officers are also eligible for discretionary cash incentive compensation, which the Board of Directors awards based upon the Company’s overall performance and the contribution to such performance made by the executive officers’ areas of responsibility. For 2003, the Compensation Committee established performance goals upon which cash incentive compensation would be established. Based upon realization of such goals, the Compensation Committee and the Board granted Mr. Aldrich incentive compensation of $145,580 for 2003. The Compensation Committee has established specific performance goals for 2004 upon which cash incentive compensation will be based.

        The Company provides long-term incentive to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company’s Amended and Restated 1992 Stock Option Plan. In 2003, Mr. Aldrich was granted options to purchase 20,000 shares of the Company's common stock for his contribution to the Company's performance during fiscal years 2002 and 2003.

        The Compensation Committee believes that the objectives of the Company’s compensation policy in providing fixed compensation to management adequate to avoid attrition and providing variable compensation in amounts and forms that encourage generation of value for shareholders were achieved during 2003.

BY: THE COMPENSATION COMMITTEE

Steven M. Quist (Chair)
James L. Reissner
Lawrence M. Benveniste

PERFORMANCE GRAPH

        The Company’s common stock is quoted on The Nasdaq National Market. The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presenting comparing cumulative, five-year stockholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen to use the Nasdaq National Market Index (US) as its broad market index and the Nasdaq Computer Manufacturer Stocks Index as its index of peer companies. The Company is discontinuing use of the Nasdaq Non-Financial Stocks Index as it believes the Nasdaq Computer Manufacturer Stocks Index is more closely tied to its peer companies. Thus, the Nasdaq Non-Financial Stocks Index is presented for comparative purposes only.

        The following graph shows changes during the period from December 31, 1999, to December 31, 2003, in the value of $100 invested in: (1) the Nasdaq National Market Index (US); (2) Nasdaq Computer Manufacturer Stocks Index; (3) Nasdaq Non-Financial Stocks Index and (4) the Company’s common stock. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

[PLOT POINTS GRAPH]

	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03

Nasdaq National Market Index	$100.00	$60.31	$47.84	$33.08	$49.45

Nasdaq Computer Manufacturer Stocks	$100.00	$57.01	$39.28	$26.03	$36.21
Index

Nasdaq Non-Financial Stocks Index	$100.00	$58.38	$44.64	$29.17	$44.65

Rimage Corporation	$100.00	$80.79	$76.10	$76.01	$148.45

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under federal securities laws, the Company’s directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company’s equity securities and any changes in such ownership to the Securities and Exchange Commission (the “Commission”). Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended December 31, 2003.

        Based upon information provided by officers and directors of the Company, the Company believes that all officers, directors and 10% shareholders filed all reports on a timely basis in the 2003 fiscal year, except that Richard McNamara filed two Forms 4 late, one disclosing the exercise of options, the other disclosing an open market sale; James Reissner filed one Form 4 late, disclosing an open market sale; Konrad Rotermund filed one Form 3 late; and David Suden filed one Form 4 late relating to a stock option exercise.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

        The Audit Committee assists the board by reviewing the integrity of the Company’s financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by the Company with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor.

        In accordance with its Charter, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with KPMG LLP, the Company’s independent accountants, the matters required to be discussed by SAS No. 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

BY: THE AUDIT COMMITTEE

James L. Reissner (Chair)
Thomas Madison
Lawrence Benveniste
Philip D. Hotchkiss

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

        The Company has selected KPMG LLP as its independent auditors for its fiscal year ending December 31, 2004. Representatives of KPMG LLP, which has served as the Company’s independent auditors since 1989, are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Accountant Fees and Services

        The following is an explanation of the fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002, which totaled $211,123 and $184,791, respectively.

        Audit Fees.   The aggregate fees billed to the Company for professional services related to the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Forms 10-Q, or other services normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and December 31, 2002 totaled $148,398 and $118,741, respectively.

        Audit-Related Fees.   The aggregate fees billed to the Company for professional services for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees,” including assistance provided in response to a comment letter issued by the Securities and Exchange Commission, for the fiscal year ended December 31, 2003 totaled $5,400. No such fees were billed to the Company for the fiscal year ended December 31, 2002.

        Tax Fees.   The aggregate fees billed to the Company by KPMG LLP for professional services related to tax compliance, tax advice, and tax planning, including preparation of federal and state tax returns for the fiscal years ended December 31, 2003 and December 31, 2002 totaled $57,325 and $66,050, respectively.

        All Other Fees.   There were no fees billed to the Company by KPMG LLP for the fiscal years ended December 31, 2003 and December 31, 2002 other than those described above.

Audit Committee Pre-Approval Procedures

        The Company has adopted pre-approval policies and procedures for the Audit Committee that require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $10,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to Company management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

        All of the services described above for 2003 were pre-approved by the Audit Committee or a member of the Committee before KPMG LLP was engaged to render the services.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company’s Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company in writing at its corporate offices, 7725 Washington Avenue South, Minneapolis, MN 55439 no later than December 16, 2004.

        Pursuant to the Company’s Bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at such annual meeting, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting, or nominate the director, no later than December 16, 2004. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail above under “Director Nominations” and in the Company’s Bylaws. If the Company receives notice of a shareholder proposal after December 16, 2004, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for the Company’s 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER BUSINESS

        At the date of this Proxy Statement, management knows of no other business that may properly come before the Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

By Order of the Board of Directors

Bernard P. Aldrich
President and Chief Executive Officer

Minneapolis, Minnesota
April 15, 2004

Appendix A:	Charter of the Governance Committee of the Board of Directors of Rimage Corporation

Appendix B:	Charter of the Audit Committee of the Board of Directors of Rimage Corporation

Appendix A

RIMAGE CORPORATION

CHARTER OF THE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

PURPOSE

        The purpose of the Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Rimage Corporation (the “Company”) shall be to approve the nomination of individuals to serve as directors of the Company and recommend to the Board individuals to serve as members of the Board committees; to advise the Board with respect to Board composition, procedures and committees; to advise the Board with respect to the corporate governance guidelines and corporate governance matters applicable to the Company; and to oversee the evaluation of the Board.

COMPOSITION

        The Committee shall consist of at least 2 members of the Board of Directors. All members of the Committee shall satisfy the independence requirements set forth in the listing standards of the Nasdaq National Market (“Nasdaq”), as amended from time to time, applicable to governance committee members.

        The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s Chairperson shall be elected by the Committee’s members.

MEETINGS AND MINUTES

        The Committee shall hold such meetings as its members deem necessary or appropriate, but in any event not less than twice annually. Minutes of each meeting will be prepared and distributed to each member of the Board and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

RESPONSIBILITIES

        The Committee shall be charged with the following duties and responsibilities:

         1.   Identification, Evaluation and Approval of Nominees.   The Committee shall identify, evaluate the suitability of, and approve all director nominees for appointment by the Board, according to criteria for selecting new directors as set out in the Company’s Governance Guidelines, including the possession of knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or Nasdaq listing standards, and any other criteria as determined by the Committee. The Committee shall also evaluate and approve nominees recommended by the Company’s shareholders, provided that the Committee determines that such shareholder is eligible to make the nomination under, and follows the procedures set forth in, Section 3.14 of the Company’s Amended and Restated Bylaws. The Committee will consider persons recommended by the shareholders using the same standards as other nominees.

         2.   Director Orientation and Education.   The Committee shall establish the process of, and oversee, the training and orientation of new directors. The Committee shall also implement and oversee ongoing director education as appropriate.

         3.   Review of Existing Board Composition.   The Committee shall review annually the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise, diversity and independence required for the Board as a whole. The Board shall consist of a majority of independent outside directors.

         4.   Review of Board Committees Composition and Function.   The Committee shall review annually the size, composition, and functions of each committee of the Board, including the identification of individuals qualified to serve as

A-1

members of a committee, and make recommendations to the Board for any changes, including changes in membership, or the creation or elimination of committees. The Committee shall review at least annually the independence of the Audit, Compensation and Governance Committee members.

         5.   Special Committees.   The Committee may recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise.

         6.   Governance Guidelines and Matters.   The Committee shall develop and review periodically, and at least annually, the corporate governance guidelines adopted by the Board to assure that they are appropriate for the Company and comply with the requirements imposed by law, regulation, or the Nasdaq listing standards, and recommend any desirable changes to the Board. The Committee shall also consider any other corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board.

         7.   Annual Evaluation of the Board.   The Committee shall be responsible for overseeing the annual evaluation of the Board as a whole and of individual Directors who may be nominated to the Board. The Committee shall establish procedures to allow it to exercise this oversight function.

         8.   Annual Evaluation of the Committee.   The Committee shall review, discuss and assess at least annually its own performance under this Charter. In addition, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall deliver to the Board the results of its evaluation, including any recommended amendments to this Charter.

         9.   Annual Evaluation of the CEO.   The Committee shall be responsible for establishing a CEO evaluation process.

OUTSIDE ADVISERS

        The Committee may retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary to carry out its responsibilities.

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Appendix B

RIMAGE CORPORATION

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

*	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

*	Monitor the independence and performance of the Company’s independent auditors.

*	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent, non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment. The composition and function of the Audit Committee will meet the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and any exchange on which the Company’s securities are listed or any system on which the Company’s securities are listed or quoted (the “Market”). Each member of the Audit Committee must be “independent” as defined by the applicable rules and regulations of the Commission and the Market. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet quarterly, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.	Audit Committee Responsibilities and Duties; Review Procedures

1.	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls and receive reports from management regarding the Company’s system of internal controls and disclosure controls and procedures.

2.	Discuss with management and the independent auditors any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

3.	Consult with management and the independent auditors on new developments in accounting and financial standards.

4.	Review with management and the independent auditors, based on reports required from the independent auditors: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (3) ramifications of the use of such alternative disclosures and treatments; and (4) other material written communications between the independent auditors and management. Participate in the selection and development of significant accounting estimates.

5.	Review quarterly and annual financial results with the independent auditors and management and discuss the earnings press release prior to release to the public.

6.	Recommend to the Company’s Board of Directors the inclusion of the audited financial statements in the Company’s annual report. Review and comment on the Company’s annual report to shareholders, annual report on Form 10-K, and quarterly reports on Form 10-Q.

IV.	Independent Auditors

7.	The independent auditors are ultimately accountable to the Audit Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors’ independence and review the auditors’ written communications required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

8.	Review and approve all auditing services and permitted non-audit services provided by the independent auditors, and the fees and other significant compensation to be paid to the independent auditors.

9.	Provide oversight of the independent auditors and have sole authority and responsibility for the selection, engagement, compensation and removal of the independent auditors.

10.	Review the independent auditors’ audit plan – discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

11.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and any significant changes to the Company’s accounting principles. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

12.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

13.	Receive reports directly from independent auditors and resolve any disagreements between management and the independent auditors regarding financial reporting.

V.	Ethical and Legal Compliance

14.	Review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Receive reports from the Company’s legal counsel regarding any dispute, litigation, regulatory matter or proceeding or any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

15.	Review management’s monitoring of the Company’s compliance with the organization’s Code of Business Conduct and Ethics Policy or any other code of corporate conduct required by the Market or the Commission (collectively, the “Code”) and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Grant waivers to senior officers and directors from such Code, or provide any consent required under the Code, when appropriate and in the best interest of the Company.

16.	Review and approve all transactions to which the Company is a party and in which any of the Company’s officers, directors or 5% or greater shareholders or any “affiliate” of any of these persons has a direct or indirect material interest; except that the Audit Committee shall not be responsible for matters relating to the employment of the Company’s officers or the compensation of the Company’s officers or directors.

17.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

VI.	Other Audit Committee Responsibilities

18.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Commission.

19.	Annually prepare a report to shareholders as required by the Commission. The report should be included in the Company’s annual proxy statement.

20.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

21.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

VII.	Limitation on Responsibilities and Powers

While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (this determination shall remain the responsibility of management and the independent auditors).

RIMAGE CORPORATION

2004 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 19, 2004
3:30 p.m.

Minneapolis Marriott Southwest
5801 Opus Parkway
Minnetonka, Minnesota 55343

Rimage Corporation 7725 Washington Avenue South Minneapolis, Minnesota 55439	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bernard P. Aldrich and David J. Suden, or any of them, with power of substitution to each, as attorneys and proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of Rimage Corporation to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, on Wednesday, May 19, 2004 at 3:30 p.m. Minneapolis, Minnesota time, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of Common Stock of Rimage Corporation held of record by the undersigned on April 9, 2004 and which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies.

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY.

See reverse for voting instructions.

COMPANY #

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vot your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 18, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL
Mark, signa nd date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Rimage Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone, please do not mail your Proxy Card.
\/  Please detach here  \/

RIMAGE CORPORATION 2004 ANNUAL MEETING OF SHAREHOLDERS

1. ELECTION OF DIRECTORS	01 Bernard P. Aldrich 02 Larry M. Benveniste 03 Philip D. Hotchkiss	04 Thomas F. Madison 05 Steven M. Quist	06 James L. Reissner 07 David J. Suden	[ ] Vote FOR all nominees (except as marked)	[ ] Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.	[ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

Check appropriate box:

Address Change? [ ]	I plan to attend the meeting. [ ]	Date ______________________________ 2004

Indicate changes below:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.